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                                                                   EXHIBIT 10(g)

                              CORESTATES BANK, N.A.

                               SECURITY AGREEMENT


                  THIS AGREEMENT is made this 14th day of January, 1997, between CoreStates Bank, N.A., a national banking association (the "Bank"), and NUCLEAR RESEARCH CORPORATION (the "Debtor")

                  1. Definitions. As used herein and in any separate agreement between the Bank and the Debtor in connection with this Agreement:

                        (a) "Account" means any right to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance including all rights to payment under a charter or other contract involving the use or hire of a vessel and all rights incident to such charter or contract.

                        (b) "Qualified Account" means any Account meeting all of the following specifications: (i) it is lawfully owned by the Debtor and subject to no lien, security interest or prior assignment, and the Debtor has the right of assignment thereof and the power to grant a security interest therein; (ii) it is a valid and enforceable Account, representing the undisputed indebtedness of an Account Debtor to the Debtor; (iii) it is not subject to any defense, set-off, counterclaim, credit, allowance or adjustment; (iv) no substantial part of any goods, the sale of which has given rise to the Account, has been returned, rejected, lost or damaged; (v) if it arises from the sale of goods by the Debtor, such sale was an absolute sale and not on consignment or on approval or on a sale or return basis nor subject to any other repurchase or return agreement, and such goods have been shipped to the Account Debtor; (vi) if it arises from the performance of services, such services have actually been performed; (vii) it arose in the ordinary course of the Debtor's business;
(viii) no notice of the Bankruptcy, receivership, reorganization, insolvency, or financial embarrassment of the Account Debtor has been received; (ix) the Account Debtor is not a subsidiary or affiliate of the Debtor, does not control the Debtor, and is not under the control or under common control with the Debtor; and (x) the Account meets such other specifications and requirements which may from time to time be established by the Bank.

                        (c) "Account Debtor" means the Person who is obligated on an Account or General Intangible.

                        (d) "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods.

                        (e) "Collateral" means (i) all of the Debtor's Inventory now owned or hereafter acquired; (ii) all of the Debtor's Documents of Title now owned or hereafter acquired; (iii) all of the

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Debtor's Accounts now existing or hereafter arising; (iv) all of the Debtor's
Farm Products now existing or hereafter arising; (v) all of the Debtor's General Intangibles, Chattel Paper and Instruments now existing or hereafter acquired or arising; (vi) all guarantees of the Debtor's existing and future Accounts and General Intangibles and all other security held by the Debtor for the payment or satisfaction thereof; (vii) the goods or the services, the sale or lease or performance of which give rise to any Account or General Intangible of the Debtor, including any returned goods; (viii) all of the Debtor's Equipment now owned or hereafter acquired; (ix) any balance or share belong to the Debtor of any deposit, agency or other account with any bank and any other amounts which may be owing form time to time by any bank to the Debtor; (x) all property of any nature whatsoever of the Debtor now or hereafter in the possession of or assigned or hypothecated to the Bank for any purpose; and (xi) all Proceeds of all of the foregoing, including all Proceeds of other Proceeds. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, i) Debtor shall not be required to give a perfected security interest in any of its motor vehicles unless Bank finances the purchase or acquisition of any such motor vehicles; ii) Collateral shall not include any of Debtor's rights as lessee under leases for the rental of real estate to the extent that the assignment of Debtor's rights thereunder is not permitted by the terms of such lease; and iii) Collateral shall not, while such purchase money financing is outstanding, include equipment purchased by Debtor pursuant to the purchase money financing permitted under the Line of Credit Agreement or Term Loan Agreement, or any other Security Agreement with Bank to the extent that the terms of such purchase money financing do not permit the granting of a lien on the equipment purchased to any party other than the purchase money financier, provided that such Equipment shall be included as Collateral under this Security Agreement upon i) payoff of the purchase money financing or ii) upon sale of the Equipment, for any reason or by any party, to the extent there are proceeds received upon such sale in excess of the payoff of the purchase money security interest.

                        (f) "Debtor" means the Person who executes this Agreement as such. The Debtor may be either a borrower from the Bank or a guarantor of the indebtedness of another to the Bank, and in either case is the Person obligated to pay the Liabilities secured hereby.

                        (g) "Document of Title" means a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

                        (h) "'Farm Products" means crops or livestock or supplies used or produced in farming operations or products of crops or livestock in their unmanufactured states (such as ginned cotton, woolclip, maple syrup, milk and eggs), if they are in the possession of a Debtor engaged in raising, fattening, grazing or other farming operations.

                        (i) "Equipment" means tangible personal property held by the Debtor for use primarily in business and includes equipment, machinery, furniture, fixtures, dies, tools, and all accessories and parts now or hereafter affixed thereto.


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                        (j) "General Intangibles" means all personal property of
every kind and description of Debtor other than goods, Accounts, Chattel Paper, Documents of Title, Instruments and money, and includes without limitation choses in action, books, records, customer lists, tax, insurance and other kinds of refunds, patents, trademarks, copyrights, trade names, plans, licenses and other rights in personal property.

                        (k) "Instrument" means a negotiable instrument or a security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is, in ordinary course of business, transferred by delivery with any necessary endorsement or assignment.

                        (l) "Inventory" means tangible personal property held by the Debtor for sale or lease or to be furnished under contracts of service, tangible personal property which the Debtor has so leased or furnished, and raw materials, work in process and materials used, produced or consumed in Debtor's business, and shall include tangible personal property returned to the Debtor by the purchaser following a sale thereof by the Debtor and tangible personal property represented by Documents of Title. All equipment, accessories and parts at any time attached or added to items of Inventory or used in connection therewith shall be deemed to be part of the Inventory.

                        (m) "Liabilities" means all existing and hereafter incurred or arising indebtedness, obligations and liabilities of the Debtor to the Bank, whether absolute or contingent, direct or indirect and out of whatever transactions arising, and includes without limitation, all matured and unmatured indebtedness, obligations and liabilities of the Debtor under or in connection with existing and future loans and advances evidenced by promissory notes or otherwise, letters of credit, acceptances, all other extensions of credit, repurchase agreements, security agreements, mortgages, overdrafts, foreign exchange contracts and all other contracts for payment or performance, indemnities, and all indebtedness, obligations and liabilities under any guaranty or surety agreement, or as co-maker or co-obligor with any person for any of the foregoing, including without limitation all interest, expenses, costs (including collection costs) and fees (including reasonable attorney's fees and prepayment fees) incurred, arising or accruing (whether prior or subsequent to the filing of any bankruptcy petition by or against any Debtor) under or in connection with any of the foregoing, and further including all such indebtedness, obligations and liabilities of the Debtor (i) to others which the Bank may have obtained by assignment, participation, subrogation, merger or otherwise, and (ii) to subsidiaries of the Bank.

                        (n) "Line of Credit Agreement" means the Line of Credit Agreement dated even date herewith in connection with a Line of Credit to Borrower in the maximum amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00).

                        (o) "Person" means an individual, a corporation, a government or governmental subdivision or agency or instrumentality, a business trust, an estate, a trust, a partnership, a cooperative, an association, two or more Persons having a joint or common interest, or any other legal or commercial entity.


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                        (p) "Proceeds" means whatever is received when
Collateral is sold, exchanged, collected or otherwise disposed of, including without limitation insurance proceeds.

                        (q) "Term Loan Agreement" means the Term Loan Agreement dated even date herewith in connection with a Term Loan to Borrower in the maximum amount of One Million Eight Hundred Thousand Dollars ($1,800,000.00).

                 2. Security Interest in Collateral. As Security for the payment of the Liabilities the Debtor hereby assigns to the Bank and grants to the Bank a lien upon and security interest in the Collateral. Except for liens permitted under the Line of Credit Agreement, the Term Loan Agreement or any other loan agreement or loan document with Bank, without the written consent of the Bank, the Debtor will not create, incur, assume or suffer to exist any other liens or security interests in the Collateral.

                 3. Collection of Accounts. The Bank hereby authorizes the Debtor to collect all Accounts from the Account Debtors. The Proceeds of Accounts so collected by the Debtor shall be received and held by the Debtor in trust for the Bank. Unless otherwise agreed by the Bank, but only in the event Debtor is in default under the Line of Credit Agreement, the Term Loan Agreement, this Agreement or any other loan agreement or loan document with Bank, the Debtor shall deliver to the Bank within one day of the receipt thereof by the Debtor all Proceeds in the form of cash, checks, drafts, notes and other remittances received in payment of or on account of any of the Debtor's Accounts. Such Proceeds shall be deposited in a special non-interest bearing bank account (the "Cash Collateral Account") maintained with the Bank over which the Bank alone shall have power of withdrawal. All Proceeds other than cash shall be deposited in precisely the form in which received, except for the addition thereto of the endorsement of the Debtor when necessary to permit collection of the items, which endorsement the Debtor agrees to make. The Debtor will not commingle any such Proceeds with any of the Debtor's other funds or property but will hold them separate and apart from any other funds or property and upon an express trust for the Bank until deposit thereof is made in the Cash Collateral Account. Periodically, at the Bank's discretion, the Bank will apply all or any part of the collected Proceeds of Accounts on deposit in the Cash Collateral Account to the payment in full or in part of such of the Liabilities and in such order as the Bank may elect. The authority hereby given to the Debtor to collect the Proceeds of Accounts in trust for the Bank may be terminated by the Bank at any time. The Bank shall have the right at any time, acting if it so chooses in the Debtor's name, to collect the Debtor's Accounts itself, to sell, assign, compromise, discharge or extend the time for payment of any Account, to institute legal action for the collection of any Account, and to do all acts and things necessary or incidental thereto. The Debtor hereby ratifies all that the Bank shall do by virtue hereof. The Bank may at any time, without notice to the Debtor, notify any Account Debtor that the Account payable by such Account Debtor has been assigned to the Bank and is to be paid directly to the Bank. At the Bank's request the Debtor shall so notify Account Debtors and shall indicate on all billings to Account Debtors that payments thereon are to be made to the Bank. Without the written consent of the Bank, the Debtor shall not compromise, discharge, extend the time for payment of or otherwise grant any indulgence or allowance with respect to any Account. Notwithstanding anything in this paragraph to the contrary, the rights of Bank under this paragraph shall arise only in the event Debtor is in default

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under the Line of Credit Agreement, the Term Loan Agreement or any other loan agreement or loan document with Bank.

                 4. Processing and Sales of Inventory. So long as the Debtor is not in default under the Line of Credit Agreement, the Term Loan Agreement, this Agreement or any other loan agreement or loan document with Bank, the Debtor shall have the right, in the regular course of its business, to process and sell its Inventory.

                 5.   Other Agreements of Debtor.

                        (a) The Debtor shall keep complete and accurate books and records and make all necessary entries therein to reflect the quantities, costs, values and location of its Inventory and Equipment, and the transactions and facts giving rise to its Accounts and General Intangibles and all payments, credits and adjustments applicable thereto. The Debtor shall keep the Bank fully and accurately informed as to the location of all such books and records pertaining to the Collateral and shall permit the Bank's agents to have access to all such books and records and any other records pertaining to the Debtor's business which the Bank may request and, if deemed necessary by the Bank, but only if Debtor is in default under the Line of Credit Agreement, the Term Loan Agreement, this Agreement or any other loan agreement or loan document with Bank, to remove them from the Debtor's place of business or any other place where the same may be found for the purpose of examining, auditing and copying the same. Any of the Debtor's books and records so removed by the Bank's agents shall be returned to the Debtor by the Bank as soon as the Bank shall have completed its inspection, audit or copying thereof. The Bank shall have the right to communicate with Account Debtors and Debtor's accountant to the extent reasonably necessary to verify account balances and any information provided by the Debtor. The Bank's right to take possession of the Debtor's books and records pertaining to the Collateral shall be enforceable at law by action of replevin or by any other appropriate remedy at law or in equity, only after Debtor is in default under any the Line of Credit Agreement, Term Loan agreement or any other loan agreement or loan document with Bank, and the Debtor consents to the entry of judicial orders or injunctions enforcing such right without any notice to the Debtor or any opportunity to be heard.

                        (b) In the event that any lien, assessment or tax liability against the Debtor shall arise, whether or not entitled to priority over the security interest of the Bank created hereby, the Debtor shall give prompt notice thereof in writing to the Bank. The Bank shall have the right (but shall be under no obligation) to pay any tax or other liability of the Debtor deemed by the Bank to affect its interest. The Debtor shall repay to the Bank any sums which the Banks shall have so paid, together with interest thereon at the rate payable by the Debtor, at the time of payment by the Bank, with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum and the Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities. In addition, the Bank shall be subrogated to the extent of the payment made by it to all rights of the recipient of such payment against the assets of the Debtor. The Debtor shall furnish to the Bank at such times as the Bank may require proof satisfactory to the Bank of the making of payments or deposits required by applicable law with respect to amounts withheld by the Debtor from wages and salaries of employees and amounts

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contributed by the Debtor on account of federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act. The Debtor represents, warrants and agrees that, in respect to all employee pension or other benefit plans maintained by the Debtor or any of its subsidiaries, the Debtor is in compliance in all material respects, and will continue to comply fully, with the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations adopted thereunder or pursuant thereto. The Debtor continuously represents and warrants to the Bank that all Collateral consisting of goods has been and will continue to be produced in compliance with the requirements of the Fair Labor Standards Act, including Sections 206 and 207 thereof and will immediately notify Bank if Debtor has any reason to believe otherwise.

                        (c) If any of the Debtor's Accounts or General Intangibles in excess of Five Hundred Thousand Dollars ($500,000.00) arises out of a contract with the United States or any department, agency or instrumentality thereof, the Debtor will immediately notify the Bank thereof in writing and execute any instruments and take any steps required by the Bank in order that the security interest of the Bank hereunder in the Debtor's General Intangibles under such contract and all Accounts arising thereunder and in the Proceeds thereof shall be perfected under the provisions of the Federal Assignment of Claims Act.

                        (d) If any of the Debtor's Accounts is or becomes evidenced by a promissory note, a trade acceptance or any other instrument for the payment of money, the Debtor will promptly deliver such instrument to the Bank appropriately endorsed to the Bank's order. Regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

                        (e) The Debtor will keep its Inventory and Equipment insured against such casualties and in such amounts as the Bank shall reasonably require. All insurance policies shall be written for the benefit of the Debtor as the insured, and shall name the Bank as loss payee, and such policies shall be delivered to and held by the Bank. All such policies of insurance shall provide for at least ten days' advance notice in writing to the Bank of any cancellation thereof, and shall insure Bank notwithstanding the act or neglect to act of Debtor. If the Debtor fails to pay the premiums on any such insurance, the Bank shall have the right (but shall be under no obligation) to pay such premiums for the Debtor's account. The Debtor shall repay to the Bank any sums which the Bank shall have so paid, together with interest thereon at the rate payable by the Debtor, at the time of payment by the Bank, with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum and the Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities. The Debtor hereby assigns to the Bank any return or unearned premium which may be due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay to the Bank any amounts so due. The Debtor's rights to receive payment of such return or unearned premiums and the proceeds of any such insurance are included in the Accounts and General Intangibles which are hereby subject to a security interest.


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                        (f) The Debtor will maintain the Equipment in good
condition and repair, and will pay the cost of repairs to or maintenance of the same and will not permit anything to be done that may impair the value of the Equipment.

                        (g) The Bank shall have the right to take possession of any Inventory and the Debtor hereby assigns to the Bank its right of stoppage in transit with respect to any Inventory. All costs of transportation , packing, storage and insurance of any Inventory which the Bank make take into its possession shall be promptly repaid to the Bank by the Debtor, together with interest thereon at the rate payable by the Debtor, at the time of payment by the Bank, with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum and the Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities. If any of the Debtor's Inventory is or becomes represented by a Document of Title, the Bank may require that such Document of Title be in such form as to permit the Bank or anyone to whom the Bank may negotiate the same to obtain delivery of the Inventory represented thereby, and that it be delivered into the possession of the Bank.

                        (h) At such intervals as the Bank may reasonably require, the Debtor shall submit to the Bank a schedule reflecting in form and detail satisfactory to the Bank the quantities, cost and value of its Inventory and Equipment. The amounts of all outstanding Accounts and the amount of the Accounts which are Qualified Accounts and the value of all its General Intangibles shall be submitted monthly. The Bank may also require the Debtor to submit to the Bank copies of the invoices pertaining to all or any of its Accounts and evidence of shipment of the Inventory the sale or leasing of which have given rise to such Accounts.

                        (i) The Debtor shall promptly notify the Bank of any event causing material deterioration, loss or depreciation in value of any substantial portion of the Debtor's Inventory or Equipment and the amount of such loss or depreciation. The Debtor shall permit the Bank's agents to have access to its Inventory and Equipment from time to time, as reasonably requested by the Bank, for purposes of examination, inspection, and appraisal thereof and verification of the Debtor's records pertaining thereto. After the occurrence of an event of default by Debtor under the Line of Credit Agreement, the Term Loan Agreement, this Agreement or any other loan agreement or loan document with Bank, the Debtor shall assemble the Inventory and Equipment and make them available to the Bank at such place as may be designated by the Bank which is reasonably convenient to both parties. At the request of the Bank, the Debtor shall lease warehousing space in the Debtor's own premises to the Bank for the purpose of taking any Inventory into the custody of the Bank without removal thereof from such premises and will erect such structures and post such signs as the Bank may require in order to place such Inventory under the exclusive control of the Bank.

                        (j) The Debtor will promptly notify the Bank of any material adverse change in the Debtor's financial condition or in the financial condition of any Account Debtor or in the collectibility of any of its Accounts.


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                        (k) The Debtor warrants that the Debtor's chief
executive office and all of its offices where it keeps its records concerning the Collateral, all locations at which it keeps its Inventory and Equipment and all locations at which it maintains a place of business are listed in Section 18 hereof. Debtor further warrants that Debtor has no plans for the removal of the Collateral to any location not set forth in Section 18. The Debtor shall promptly notify the Bank in writing of any change in the Debtor's name, chief executive office or the location of the Debtor's records, of any change in the location of the Collateral, of any change in the location of any place of business and of the establishment of any new place of business. If any of the collateral or any of the Debtor's records concerning the Collateral are at any time to be located on premises leased by the Debtor or on premises owned by the Debtor, subject to a mortgage or other lien, the Debtor shall request and, if obtained, deliver to the Bank, prior to the delivery of any Collateral or records concerning the Collateral to said premises, an agreement in form satisfactory to the Bank, waiving the landlord's, mortgagee's or lienholder's rights to enforce any claim against the Debtor for moneys due under the lease, mortgage or other lien by levy of distraint or other similar proceedings against the Collateral or the Debtor's records concerning the collateral and assuring the Bank's ability to have access to the Collateral and the Debtor's records concerning the Collateral in order to exercise its rights hereunder to take possession thereof.

                        (l) The Debtor shall pay to the Bank on demand, with interest at the rate payable by the Debtor, at the time of payment by the Bank, with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum, any and all expenses (including reasonable attorney's fees and legal expenses, filing fees, searches, and termination costs), which may have been incurred by the Bank (i) to enforce payment of any Account or to enforce any General Intangibles or to enforce any of the Liabilities, whether as against an Account Debtor, the Debtor or any guarantor or surety of any Account Debtor or of the Debtor; or (ii) in the enforcement, prosecution or defense of any action growing out of or connected with the subject matter of this Agreement, the Liabilities, the Collateral or any of the Bank's rights therein or thereto; or (iii) in connection with the custody, preservation, use, operation, [preparation for sale or sale of any Collateral; or (iv) in connection with preparation and completion of this Agreement and any and all related agreements and consummation of the financing arrangement described herein and any modification or extension hereof; or (v) with respect to the enforcement, protection or preservation from time to time of the Bank's rights under this Agreement or with respect to the Collateral. The Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities and is secured by the Collateral.

                        (m) The Debtor further covenants and agrees to execute form time to time any and all agreements and documents (including financing statements) which the Bank may request in order to perfect its lien on the Collateral and otherwise carry out the provisions of this Agreement. The Debtor further authorizes the Bank to file a carbon, photographic or other reproduction of this Agreement or a financing statement previously filed under this Agreement as a financing statement in any jurisdiction. If certificates of title are issued or outstanding with respect to any of the Collateral, the Debtor will cause the security interest of the Bank to be properly noted thereon and will promptly deliver such certificates to the Bank.


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                        (n) Without the prior written consent of the Bank, the
Debtor shall not sell or otherwise dispose of its Equipment, except obsolete equipment and equipment replaced by other equipment, and, except in the ordinary course of business, the Debtor shall not sell or dispose of its Inventory.

                 6.   Environmental Matters.

                        (a) As used in this Agreement, the following terms shall have the following meanings: (i) "Environmental Laws" means any and all applicable federal, state and local environmental laws, rules and regulations whether now existing or hereafter enacted together with all amendments, modifications and supplements thereof; and (ii) "Hazardous Materials" means any contaminants, hazardous substances, regulated substances, or hazardous wastes which may be the subject of liability pursuant to any Environmental Law.

                        (b) The Debtor represents and warrants that no property owned or leased by the Debtor or any subsidiary of the Debtor is in material violation of any Environmental Laws, no Hazardous Materials are present on said property in material violation of such law and neither the Debtor nor any subsidiary of the Debtor has been identified in any litigation, administrative proceedings or investigation as a responsible party for any liability under any Environmental Laws.

                        (c) The Debtor shall not use, generate, treat, store, dispose of or otherwise introduce, or permit any subsidiary to use, generate, treat, store, dispose of or otherwise introduce, any Hazardous Materials into or on any property owned or leased by the Debtor, and will not, and will not permit any subsidiary to, cause, suffer, allow or permit anyone else to do so, except in an environmentally safe manner through methods which have been approved by and meet all of the standards of the federal Environmental Protection Agency and any other federal, state or local agency with authority to enforce Environmental Laws. The Debtor hereby agrees to indemnify, reimburse, defend and hold harmless the Bank and its directors, officers, agents and employees ("Indemnified Parties") for, from and against all demands, liabilities, damages, costs, claims, suits, actions, legal or administrative proceedings, interest, losses, expenses and reasonable attorney's fees (including any such fees and expenses incurred in enforcing this indemnity) asserted against, imposed on or incurred by any of the Indemnified Parties, directly or indirectly pursuant to or in connection with the application of any Environmental Law, relating to acts or omissions occurring at any time on or in connection with any property owned or leased by the Debtor or any subsidiary of the Debtor or any business conducted thereon. Bank shall give Debtor notice of all claims asserted against Bank by any third party in connection herewith and Debtor shall have the right to enter a defense thereto.

                  7. Default. The Debtor shall be in default hereunder upon the occurrence of any Default or Event of Default under the Line of Credit Agreement, the Term Loan Agreement or any other loan agreement or loan document with Bank.

                  8. Acceleration and Enforcement Rights. Whenever the Debtor shall be in default as aforesaid, subject to all applicable grace periods and the expiration of any cure periods,

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(i) the Bank may declare the entire unpaid amount of such of the Liabilities as are not then due and payable to become immediately due and payable without notice to or demand on any Obligor; and (ii) the Bank may at its option exercise from time to time any or all rights and remedies available to it under the Uniform Commercial Code or otherwise available to it, including the right to collect, receipt for, settle, compromise, adjust, sue for, foreclose or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at public or private sale(s) or other proceedings, with or without advertisement, and the Debtor agrees that the Bank or its nominee may become the purchaser at any such sale(s). Bank shall have the unconditional right to retain and obtain the full benefit of all Collateral until all Liabilities of the Debtor to the Bank are paid and satisfied in full. If any notification of intended disposition of the collateral is required by law, such notice shall be deemed reasonable if mailed at least ten (10) days before such disposition addressed to the Debtor at its Address shown herein. If any Note secured hereby is payable on demand, Bank's right to require payment shall not be restricted or impaired by the absence, non-occurrence or waiver of an Event of Default, and it is understood that if such Note is payable on demand, the Bank may require payment at any time.

                 9. Application of Collateral. The Proceeds of any Collateral received by the Bank at any time after a default by Debtor under the Line of Credit Agreement, the Term Loan Agreement or any other loan agreement or loan document with Bank, whether from sale of Collateral or otherwise, may be applied to the payment in full or in part of such of the Liabilities and in such order as the Bank may elect. The Debtor, to the extent that it has any right, title or interest in any of the Collateral, authorizes Bank to proceed against the Collateral in any order that Bank may determine and waives and releases any right to require the Bank to collect any of the Liabilities from any source other than from the Collateral under any theory of marshaling of assets, or otherwise, and specifically authorizes the Bank to proceed against any of the Collateral in which the Debtor has a right, title or interest with respect to any of the Liabilities in any manner that the Bank may determine.

                10. Power of Attorney. The Debtor does hereby appoint any officer or agent of the Bank as the Debtor's true and lawful attorney-in-fact, with power to endorse the name of the Debtor upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into possession of Bank; to sign and endorse the name of the Debtor upon any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Account Debtors, assignments, verifications and notices in connection with Accounts, and any instruments or documents relating thereto or to the Debtor's rights therein; and after a default by Debtor under the Line of Credit Agreement, the Term Loan Agreement, this Agreement or any other loan agreement or loan document with Bank, to give written notice to such office and officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to the Debtor may be delivered directly to Bank (Bank will return all mail not related to the Liabilities or the Collateral); granting unto Debtor's said attorney full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as Debtor might or could do, and hereby ratifying all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and all transactions hereunder.

                11. Term. The terms of this Agreement shall commence with the date hereof and end on the date when, after receipt of written notice of the termination of this Agreement from either party to the other, which notice may be given by either party at any time, there shall be no Liabilities outstanding.

                12. Successors and Assigns. All provisions herein shall inure to, and become binding upon, the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties, provided, however, that this Agreement shall not be assignable by the Debtor without the prior written approval of the Bank.

                13. The Debtor's Authority and Capacity, Etc. The Debtor represents and warrants that the Bank is obtaining and shall maintain at all times a first lien on all of the Collateral subject to those liens permitted under the Line of Credit Agreement, the Term Loan Agreement or any other loan agreement or loan document with Bank. If the Debtor is a corporation, the Debtor further represents and warrants that it is duly organized, validly in existence and in good standing in its state of incorporation and any other state where the nature or extent of its business requires qualification, where the failure to qualify would materially adversely affect Debtor, that the execution and performance by the Debtor of this Agreement and any related agreements is authorized by the Debtor's Board of Directors and does not violate the Articles of Incorporation or By-Laws of the Debtor or any other Agreement or contract by which the Debtor is bound. The Debtor represents and warrants that this Agreement is the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, subject to bankruptcy, insolvency and other similar laws.

                14. CONSENT TO JURISDICTION AND VENUE. IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA HERE THE BANK MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY.

                15. WAIVER OF JURY TRIAL. EACH UNDERSIGNED PARTY HEREBY WAIVES, AND THE BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS AGREEMENT.

                16. Miscellaneous. The construction and interpretation of this Agreement and all agreements shall be governed by the laws of the Commonwealth of Pennsylvania. No modification hereof shall be binding or enforceable unless in writing and signed by the party against whom enforcement is sought. If any provision of this Agreement is determined to be unenforceable or invalid, such determination shall not affect or impair the remaining provisions of this Agreement. No rights are intended to be created hereunder for the benefit of any third party beneficiary hereof. The individual signatory(ies) on behalf of the Debtor represents that he (they) is (are) authorized to execute this Agreement on behalf of the Debtor. This Agreement supplements the Debtor's obligations under any promissory notes or separate agreements with the Bank.

                17. Locations of Debtor. The Debtor represents and warrants that the following addresses (together with any additional addresses which may be shown on any attached schedule) correctly set forth all of the locations where the Debtor maintains a place of business, its records or the Collateral.

                  Chief Executive Office:    125 Titus Avenue,
                                             Warrington, Pennsylvania, 18976.

                  Other Locations:           58 Richboynton Road,
                                             Dover, New Jersey, 07801.

                18. Name of Debtor. The Debtor represents and warrants that the name of the Debtor shown on this Agreement is the correct, full legal name of the Debtor and that the Debtor has not at any time changed its name, identity or corporate structure, been the surviving corporation in a merger, acquired any other business, or engaged in business under an assumed name or trade name except as set forth below.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto under seal and intending to be legally bound on the day and year first above written.

                                               CORESTATES BANK, N.A.


                                      By:      /s/ Edward F. Mulligan
                                               ---------------------------
                                               Name:  Edward F. Mulligan
                                               Title:  Vice President

                                      Address:          Corestates Bank, N.A.
                                                        4259 W. Swamp Road
                                                        Suite 410 FC:3-244-4-41
                                                        Doylestown, PA  18901

                                               NUCLEAR RESEARCH CORPORATION


                                      By:      /s/ Earl M. Pollock
                                               ---------------------------
                                               Name:  Earl M. Pollock
                                               Title:  President